UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2006

Dollarama Group L.P.

(Exact name of registrants as specified in their charters)

Quebec, Canada	333-134550	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5430 Ferrier

Montreal, Quebec H4P1M2

(Address of Principal Executive Offices, Zip Code)

Registrants’ telephone number, including area code (514) 737-1006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01.	Regulation FD Disclosure

Item 9.01.	Financial Statements and Exhibits

SIGNATURE

Item 7.01.	Regulation FD Disclosure

On December 8, 2006, Dollarama Group L.P. (“Dollarama”) issued a press release announcing its results of operations for the three-months and nine-months ended October 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated December 8, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DOLLARAMA GROUP, L.P.

By:	Dollarama Group GP Inc., its general partner

By:	/s/ Robert Coallier
Name: Robert Coallier Title: Chief Financial Officer

Date: December 8, 2006

EXHIBIT INDEX

99.1	Press Release, dated December 8, 2006